UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

INOVACHEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52865	26-1946130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Polymed Therapeutics, Inc.
3040 Post Oak Boulevard, Suite 1110
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 777-7088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On July 15, 2008, we sold 346,671 shares of Common Stock at $0.30 per share for an aggregate amount of $104,001.30 in a private offering to 14 “accredited investors” as defined in Regulation D, Rule 501(a) promulgated by the SEC.

The transactions described above were exempt from registration under Section 4(2) of the Securities Act and under Regulation D because the shares were sold in a private offering and/or were exempt from registration under Regulation S promulgated by the SEC because the offers were not made to persons in the U.S. and, at the time of the purchases, the buyers were outside the U.S. and otherwise in compliance with Regulation S. None of the shares was sold through an underwriter and accordingly, there were no underwriting discounts or commissions paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVACHEM, INC.

Date: July 22, 2008	By:	/s/ Alan Pritzker
Alan Pritzker, Chief Financial Officer